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                                 $1,400,000,000

                            CALENERGY COMPANY, INC.

                          6.96% Senior Notes due 2003
                          7.23% Senior Notes due 2005
                          7.52% Senior Notes due 2008
                          8.48% Senior Bonds due 2028


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                             September 17, 1998

CREDIT SUISSE FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.
As Representatives of the several
  Underwriters named in Schedule A,
c/o Credit Suisse First Boston Corporation ("CSFB")
Eleven Madison Avenue
New York, New York 10010

Dear Sirs:

         CalEnergy Company, Inc., a Delaware corporation (the "Company"), proposes to sell $215,000,000 aggregate principal amount of its 6.96% Senior Notes due 2003 (the "2003 Notes"), $260,000,000 aggregate principal amount of its 7.23% Senior Notes due 2005 (the "2005 Notes"), $450,000,000 aggregate principal amount of its 7.52% Senior Notes due 2008 (the "2008 Notes") and $475,000,000 aggregate principal amount of its 8.48% Senior Bonds due 2028 (the "Bonds" and, together with the 2003 Notes, the 2005 Notes and the 2008 Notes, the "Securities"). The Securities are to be issued pursuant to the Indenture dated as of October 15, 1997 (the "Base Indenture"), as supplemented by the First Supplemental Indenture dated as of October 28, 1997 (the "First Supplemental Indenture") and the Second Supplemental Indenture to be dated as of September 22, 1998 relating to the Securities (the "Second Supplemental Indenture" and, together with the Base Indenture and the First Supplemental Indenture, the "Indenture"), between the Company and IBJ Schroder Bank & Trust Company, as trustee (the "Trustee"). This is to confirm the agreement concerning the purchase of the Securities from the Company by the Underwriters named in Schedule A hereto (the "Underwriters").

                                       1

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         1. Representations, Warranties and Agreements of the Company. The
Company represents, warrants and agrees that:

              (a) A registration statement on Form S-3 (No. 333-62697), including a form of prospectus relating to certain debt and equity securities (the "Registered Securities") to be issued from time to time by the Company, has been filed with the Securities and Exchange Commission (the "Commission") and has been declared effective under the Securities Act of 1933, as amended (the "Act"), and the Indenture has been qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act"). The Company proposes to file with the Commission pursuant to Rule 424 under the Act, a form of prospectus supplement specifically relating to the Securities. The regis tration statement, as amended at the time of this Agreement, including all material incorporated by reference therein, is hereinafter referred to as the "Registration State ment," and the form of prospectus included in such Registration Statement, as supple mented by the prospectus supplement specifically relating to the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act, including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distrib uted in reliance on Rule 434 under the Act.

              (b) On the effective date of the registration statement relating to the Registered Securities, such registration statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading, except that the foregoing does not apply to statements in or omissions from the Registration Statement or the Prospectus based upon written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(e); and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the Rules and Regulations of the Commission thereunder.

              (c) The documents incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were last amended or filed

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    with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the Rules and Regulations, and none of such docu ments contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, shall conform in all material respects to the requirements of the Act and the Exchange Act as applicable, and the Rules and Regulations and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

              (d) The Company, each Subsidiary (as defined below) and each Joint Venture (as defined below) have been duly organized and are validly existing and, if applicable, in good standing under the laws of their respective jurisdictions of organization as a corporation, limited liability company or partnership, as the case may be, and have the power and authority to own, lease and operate their property and conduct their businesses as described in the Prospectus; the Company, the Subsidiaries and the Joint Ventures are duly qualified to do business and are in good standing as foreign corporations or foreign partnerships, as the case may be, in each jurisdiction, domestic or foreign, in which such registration or qualification or good standing is required (whether by reason of the ownership or leasing of property, the conduct of business or otherwise), except where the failure to so register or qualify or be in good standing is not reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole. For purposes of this Agreement, (A) the term "Subsidiary" shall mean the entities listed in Schedule B hereto ("Schedule B") and (B) the term "Joint Venture" shall mean the entities listed in Schedule C hereto ("Schedule C"), it being understood that such term means the general or limited partnership or other joint venture entity and not the individual general or limited partners or other joint venturers thereof. The Subsidiaries listed in Schedule B are all the material direct and indirect "subsidiaries" of the Company, as such term is defined in Rule 405 of the Rules and Regulations, and are all of the "Significant Subsidiaries" of the Company, as such term is defined in Rule 1-02 of Regulation S-X.

              (e) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully-paid and nonassessable; and except as otherwise set forth in Schedule B or disclosed in or contemplated by the Prospectus, all outstanding shares of capital stock of each Subsidiary are owned beneficially by the Company free and clear of any material claims, liens, encumbrances and security interests. All of the partnership interests in the Joint Ventures beneficially

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    owned by the Company (as reflected in Schedule C) have been duly and validly autho rized and issued and, except as otherwise set forth in Schedule C or disclosed in or contemplated by the Prospectus, are owned beneficially by the Company free and clear of any material claims, liens, encumbrances and security interests.

              (f) All the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

              (g) The Securities have been duly authorized by the Company, and, when duly executed, authenticated, issued and delivered against payment therefor as contemplated hereby and by the Indenture, shall be validly issued and outstanding, and shall constitute valid and binding obligations on the part of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles generally; and the Securities, when issued and delivered, shall conform in all material respects to the descriptions thereof contained in the Prospectus.

              (h) Each of the Base Indenture and the Second Supplemental Indenture has been duly authorized, and when duly executed and delivered by the Company, shall constitute a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles generally; and the Base Indenture and the Second Supplemental Indenture, when executed and delivered, shall conform in all material respects to the descriptions thereof contained in the Prospectus.

              (i) The use of the proceeds of the offering of the Securities as described in the Prospectus has been duly authorized by all necessary action on the part of the Company.

              (j) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering of the Securities.

              (k) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings which have not been satisfied or waived between the Company and any person requiring the Company to include securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement.

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              (l) The execution, delivery and performance of this Agreement, the Base Indenture and the Second Supplemental Indenture, and the issuance and sale of the Securities and the use of the proceeds of the offering of the Securities as described in the Prospectus will not (A) conflict with the corporate charter or by-laws or partnership agreement of the Company, any Subsidiary or any Joint Venture, (B) conflict with, result in the creation or imposition of any lien, charge or other encumbrance (other than as contemplated by the Indenture) upon any asset of the Company, any Subsidiary or any Joint Venture pursuant to the terms of, or constitute a breach of, or default under, any agreement, indenture or other instrument to which the Company, any Subsidiary or any Joint Venture is a party or by which the Company, any Subsidiary or any Joint Venture is bound or to which any of the properties of the Company, any Subsidiary or any Joint Venture is subject, or (C) result in a violation of any statute, rule, regulation, order, judgment or decree of any court or governmental agency, body or authority having jurisdiction over the Company, any Subsidiary or any Joint Venture or any of their properties where any such conflicts, encumbrances, breaches, defaults or violations under clauses (B) or (C), individually or in the aggregate, is reasonably likely to (i) have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole or (ii) impair the validity or enforceability of the Securities under the Act.

              (m) Except (A) as to state or foreign securities laws , (B) consents of third parties which have been obtained and (C) consents of third parties that are required to be obtained to the MidAmerican Merger (as defined herein) that have been disclosed in the Prospectus or that are ministerial in nature and are expected to be obtained in the ordinary course, no consent, approval, authorization or order of, or filing or registration by the Company, any Subsidiary or, to the best of the Company's knowledge, any Joint Venture with, any court, governmental agency or third party is required for the consummation of the transactions contemplated by this Agreement and the Indenture in connection with the issuance and sale of the Securities by the Company and the use of the proceeds of the offering of the Securities as described in the Prospectus.

              (n) The Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement and to execute, deliver and perform this Agreement, the Base Indenture and the Second Supplemental Indenture and the Securities.

              (o) This Agreement has been duly authorized, executed and delivered by the Company.

              (p) Except as disclosed in or contemplated by the Prospectus, the Company, each Subsidiary and each Joint Venture holds, as applicable, good and valid title to, or valid and enforceable leasehold or contractual interests in, all real properties and all other properties and assets owned or leased by or held under contract by each of

                                       5

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    them that are material to the business of the Company, the Subsidiaries and the Joint Ventures taken as a whole, and free from liens, encumbrances and defects that would materially interfere with the use made or to be made thereof by them.

              (q) Except as disclosed in or contemplated by the Prospectus, the Company, the Subsidiaries and the Joint Ventures carry, or are covered by, insurance in such amounts and covering such risks as is customary for similarly situated companies in the Company's, such Subsidiaries' and such Joint Ventures' industries, respectively. Each of the foregoing insurance policies is valid and in full force and effect, and no event has occurred and is continuing that permits, or after notice or lapse of time or both would permit, modifications or terminations of the foregoing that, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole.

              (r) Except as disclosed in or contemplated by the Prospectus, the Company, each Subsidiary and each Joint Venture (i) has obtained each license, permit, certificate, franchise or other governmental authorization which is material to the ownership of their properties or to the conduct of their businesses as described in or contemplated by the Prospectus and (ii) is in compliance with all terms and conditions of such license, permit, certificate, franchise or other governmental authorization, except (A) in either case where the failure to do so is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, (B) permits, consents and approvals that may be required for future drilling or operating activities which are ordinarily deemed to be ministerial in nature and which are anticipated to be obtained in the ordinary course and (C) permits, consents and approvals for developmental or construction activities which have not yet been obtained but which have been or will be applied for in the course of development or construction and which are anticipated to be obtained in the ordinary course.

              (s) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings before any court, governmental agency, body or authority, domestic or foreign, now pending or, to the knowledge of the Company, threatened against, or, to the knowledge of the Company, involving, the Company, any Subsidiary or any Joint Venture (i) of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Registration Statement or (ii) that, if determined adversely to the Company, any Subsidiary or any Joint Venture would be reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, or on the ability of the Company to perform its obligations under this Agreement or the Indenture, or which are otherwise material in the context of the sale of the Securities.

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              (t) The conditions for use of Form S-3, as set forth in the
    General Instructions thereto, have been satisfied.

              (u) The Company, the Subsidiaries and the Joint Ventures are currently conducting their respective businesses as described in the Prospectus.

              (v) There are no contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required under the Act.

              (w) There is no relationship, direct or indirect, that exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, of a character required to be described in the Registration Statement or Prospectus which is not described as required under the Act.

              (x) There is no labor problem or disturbance with the persons employed by the Company, any Subsidiary or any Joint Venture that exists or, to the knowledge of the Company, that is threatened and that might reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole.

              (y) Neither the Company nor any person who is a member of a group which is under common control with the Company and the Subsidiaries and the Joint Ventures, who together with the Company, the Subsidiaries and the Joint Ventures is treated as a single employer ("ERISA Affiliate") within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or Section 4001(b) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), has established, sponsored, main tained or had any obligation to contribute to any employee benefit plans within the meaning of Section 3(3) of ERISA which are subject to Title IV of ERISA or Section 412 of the Code. Except where it could not reasonably be expected to result in a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, (i) all employee benefit plans within the meaning of Section 3(3) of ERISA established, spon sored or maintained for or on behalf of the employees, officers or directors of the Company, the Subsidiaries, the Joint Ventures or any ERISA Affiliate ("Employee Benefit Plans") are in compliance with all applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder and each such Employee Benefit Plan that is intended to be qualified under Code
    Section 401(a) has been determined by the Internal Revenue Service to be so qualified and (ii) no material liability or obligation has been incurred or is reasonably expected to be incurred by the Company, the Subsidiaries or the Joint Ventures or any ERISA Affiliate with respect to any Employee Benefit Plan.

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              (z) None of the Company, any Subsidiary or any Joint Venture (i)
    is in violation of its respective charter, by-laws or partnership agreement, (ii) is in default, and no event exists and is continuing that, with notice or lapse of time or both, would constitute such a default, in the due performance and observance of any material term contained in any lease, license, indenture, mortgage, deed of trust, note, bank loan or other evidence of indebtedness or any other agreement, understanding or instrument to which the Company, any Subsidiary or any Joint Venture is a party or by which the Company, any Subsidiary or any Joint Venture or any property of the Company, any Subsidiary or any Joint Venture may be bound or affected, which default, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, or (iii) is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject, which violation, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole or would materially interfere with the execution, delivery and performance of this Agreement, the Indenture, the consummation of the transactions contemplated herein or therein, the issuance and sale of the Securities or the use of the proceeds of the offering of the Securities as described in the Prospectus.

              (aa) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances, pollutants or contaminants by the Company, any Subsidiary or any Joint Venture (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company, any Subsidiary or any Joint Venture in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which does not have, or would not be reasonably likely to have, individually or in the aggregate with all such violations and remedial actions, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, solid wastes, hazardous wastes or hazardous substances, pollutants or contaminants due to or caused by the Company, any Subsidiary or any Joint Venture or with respect to which the Company, any Subsidiary or any Joint Venture has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which does not have, or would not be reasonably likely to have, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole; and the terms "hazardous wastes", "toxic wastes" and "hazardous substances" shall have the

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    meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

              (ab) None of the Company or any Subsidiary or any Joint Venture is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States In vestment Company Act of 1940, as amended (the "1940 Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and each of the Company, each Subsidiary and each Joint Venture is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company", or, to the best knowledge of the Company after due inquiry, a company controlled by an "investment company" within the meaning of the 1940 Act.

              (ac) The Company, each Subsidiary and each Joint Venture has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof, or has filed extensions in accordance with applicable law, and has paid all taxes required to be paid through the date hereof thereon, except for such failures to file or pay that would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, and no tax deficiency has been determined adversely to the Company, any Subsidiary or any Joint Venture that has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, any Subsidiary or any Joint Venture would be reasonably likely to have) a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole.

              (ad) The financial statements and the related notes and schedules of each of the Company and, to the best of the Company's knowledge, MidAmerican Energy Holdings Company ("MidAmerican") included or incorporated by reference in the Registration Statement and Prospectus fairly present the financial position, the results of operations and the cash flows of each of the Company and its consolidated subsidiaries and MidAmerican and its consolidated subsidiaries, respectively, at the respective dates and for the respective periods to which they apply; and such financial statements and the related notes and schedules have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods therein specified. The historical information under the caption "Capitalization" in the Prospectus is accurately described as of the date presented therein.

              (ae) Since the date of the latest financial statements included or incorporated by reference in the Prospectus (i) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the

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    financial condition, business or results of operations of the Company, the
    Subsidiaries and the Joint Ventures taken as a whole, (ii) to the best of the Company's knowledge, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of MidAmerican and its subsidiaries and joint ventures taken as a whole and (iii) except as disclosed in or contemplated by the Prospectus, there have not been any transactions entered into by the Company, the Subsidiaries or any Joint Venture, other than those in the ordinary course of business, which are material to the Company, the Subsidiaries and the Joint Ventures taken as a whole; and, except as disclosed in the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

              (af) The pro forma financial information included in the Registration Statement and the Prospectus presents fairly the information shown therein, has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information, has been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

              (ag) The accountants who have certified certain financial statements of the Company or of businesses acquired or to be acquired by the Company, as applicable, and whose reports appear in the Registration Statement and the Prospectus or are incorporated by reference therein, are and were independent public accountants as required by the Act and the Rules and Regulations during the periods covered by the financial statements on which they reported which are contained or incorporated by reference in the Registration Statement or the Prospectus.

              (ah) (i) Each of the operational electric generation facilities ("Plants") owned in whole or in part, directly or indirectly by (A) the Company, (B) the Subsidiaries or (C) the Joint Ventures which is located in the United States is a "qualifying cogeneration facility" or a "qualifying small power production facility" (either or both of which are hereinafter referred to as a "QF"), as such terms are de fined under the Federal Power Act, as amended ("FPA"), and the regulations thereunder, and has continuously been in compliance with the requirements for being a QF since it commenced sales of electricity; (ii) with respect to each Plant under development and located in the United States, either (x) to the extent that the Company, the Subsidiaries or the Joint Ventures plan to act as the owner and/or operator of any one of the Plants under development by the Company, the Subsidiaries or the Joint Ventures and located in the United States (as currently configured or as currently anticipated to be configured), that owner and/or operator satisfies or is currently expected to satisfy current regulatory requirements for being an "exempt wholesale generator" ("EWG"), as such term is defined under the FPA, the Public Utility Holding Company Act of 1935, as amended ("PUHCA") and the

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    regulations thereunder or (y) each of the Plants under development by the
    Company, the Subsid iaries or the Joint Ventures and located in the United States (as currently configured or as currently anticipated to be configured) will be a QF and will be in continuous compliance with the requirements for being a QF; (iii) the owner or operator of each of the Plants under development by the Company, the Subsidiaries or the Joint Ventures and located outside the United States (as currently configured or as currently anticipat ed to be configured) satisfies or is currently expected to satisfy current regulatory re quirements for being either (A) an EWG or (B) a "foreign utility company," as such term is defined under PUHCA and the regulations thereunder; (iv) none of the entities identified in clause (A) or (B) of subparagraph (i) above owns or operates or will own or operate any electric distribution facilities or any electric transmission facilities in or outside of the United States other than electric transmission facilities that have been or will be approved by the Federal Energy Regulatory Commission as being part of a QF, or the owner and/or operator of which will have qualified as EWG's or as "foreign utility companies" as such terms are defined under the FPA, PUHCA and the regulations thereunder; and (v) none of the entities identified in clause
    (A), (B) or (C) of subparagraph (i) above is, or is subject to regulation as, a "public utility holding company" or a "subsidiary company" of a "public utility holding company," as those terms are defined under PUHCA, or is subject to regulation under the FPA, other than as contemplated by 18 C.F.R Section 292.601(c), or, except as described in or contemplated by the Prospectus, subject to regulation by any state law or foreign governmental law with respect to rates or the financial or organizational regulation of electric utilities.

              (ai) The Agreement and Plan of Merger dated as of August 11, 1998 among the Company, Maverick Reincorporation Sub, Inc., MidAmerican and MAVH Inc.(including all exhibits and schedules thereto, the "MidAmerican Merger Agreement") has been duly and validly authorized, executed and delivered by the Company and, assuming the due execution and delivery by the other parties thereto, constitutes a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles generally. No facts have come to the Company's attention that have led the Company to believe that the MidAmerican Merger or the reincorporation of the Company contemplated by the MidAmerican Merger Agreement will not be consummated on terms (subject to satisfaction of applicable conditions) that are materially consistent with those described in the Prospectus.

              (aj) The Company's pending acquisition of MidAmerican Energy Holdings Company (the "MidAmerican Merger") and the consummation of the transactions contemplated thereby, shall not (A) conflict with the corporate charter of the Company, (B) constitute a breach of, or default under, any agreement, indenture or other instrument to which the Company, any Subsidiary or any Joint Venture is a party or by which the Company, any Subsidiary or any Joint Venture is bound or to which any of the properties of the Company, any Subsidiary or Joint Venture is subject, or (C) result in a violation of any statue, rule, regulation, order, judgment or decree of any court or governmental agency, body or authority, having jurisdiction over the Company or, to the best of the Company's knowledge, MidAmerican; except in the case of clauses (B) and (C) such breaches, defaults or violations which, individually or in the aggregate, would not have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and Joint Ventures taken as a whole.

              (ak) To the best of the Company's knowledge, the representations and warranties of MidAmerican contained in the MidAmerican Merger Agreement are true and correct in all material respects as if made on the date hereof.

         2. Purchase of the Securities by the Underwriters.

         On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell $1,400,000,000 aggregate principal amount of the Securities to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the principal amount of Securities set forth opposite that Underwriter's name in Schedule A hereto. The price to be paid to the Company for the Securities shall be 98.5% of the aggregate principal amount of the 2003 Notes, 98.5% of the aggregate principal amount of the 2005 Notes, 98.5% of the aggregate principal amount of the 2008 Notes and 98.5% of the aggregate principal amount of the Bonds. The Company shall not be obligated to deliver any of the Securities to be delivered on the Delivery Date, except upon payment for all the Securities to be purchased on the Delivery Date (as hereinafter defined) as provided herein.

         3. Offering of the Securities by the Underwriters.

         Upon authorization by the Representatives of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. Delivery of and Payment for the Securities. Delivery of and payment for the Securities shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between CSFB and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver or cause to be delivered to the Representatives for the account of each Underwriter the Securities, in the form of one or more permanent global notes in definitive form (the "Global Securities") deposited with the Trustee as custodian for the Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC, against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in or wire transfer of Federal (same-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Securities shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the Global Securities, the Company shall make the Global Securities available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

         5. Further Agreements of the Company. The Company agrees:

                   (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (2) (or, if applicable and if consented to by Lehman, subparagraph (5)) of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement. The Company will advise CSFB promptly of any such filing pursuant to Rule 424(b).

                   (b) The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the Representatives' prior consent, which consent shall not be unreasonably withheld; and the Company will also advise the Representatives promptly of the effectiveness of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                   (c) If, at any time when a prospectus relating to the Securities is required, in the opinion of counsel for the Underwriters, to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

                   (d) As soon as practicable, but not later than 16 months after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the later of (i) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and (ii) the date of the Company's most recent Annual Report on Form 10- K filed with the Commission prior to the date of this Agreement, which will satisfy the provisions of
         Section 11(a) of the Act.

                   (e) The Company will furnish to the Representatives copies of the Registration Statement (three of which will be signed and will include all exhibits), each preliminary prospectus and preliminary prospectus supplement relating to the Securities, and, so long as delivery of a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representatives request. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                   (f) The Company will arrange for the qualifications of the Securities for sale under the laws of such jurisdictions in the United States as the Representatives designate and will continue such qualifications in effect so long as required for the distribution, provided that, in connection therewith the Company shall not, with respect to any such jurisdiction, be required to qualify as a foreign corporation, to file a general consent to service of process or to take any other action that would subject it to service of process in suits other than those arising out of the offering of the Securities or to taxation in respect of doing business in any jurisdiction in which it is not other wise subject.

                   (g) During the period of three years hereafter, the Company will furnish to the Representatives and, upon request, to each of the Underwriters, as soon as practicable, after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders.

                   (h) The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issuance tax, including any interest and penalties, on the issuance and sale of the Securities and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been re ceived if no withholding or deduction had been made.

                   (i) The Company shall apply the net proceeds from the sale of the Notes as set forth in the Prospectus.

                   (j) No action has been or, prior to the completion of the distribution of the Securities, will be taken by the Company in any jurisdiction outside the United States that would permit a public offering of the Securities, or possession or distribution of the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement issued in connection with the offering of the Securities, or any other offering material, in any country or jurisdiction where action for that purpose is required.

         6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and will reimburse the Underwriters (if and to the extent necessary) for any travel expenses of the Company's officers and employees and other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Securities; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing any preliminary prospectus, preliminary prospectus supplement, the Prospectus and any amendment or supplement thereto or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, the Base Indenture and the Second Supplemental Indenture and any other related documents in connection with the offering, purchase, sale and delivery of the Securities; (e) any rating agency fees; and (f) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

         7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

              (a) On or prior to the date of this Agreement, the Representatives shall have received a letter, dated the date of delivery thereof of Deloitte & Touche LLP (and the independent accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are included or incorporated by reference in the Prospectus) in agreed form with respect to the Company's financial statements and financial data.

              (b) On or prior to the date of this Agreement, the Representatives shall have received a letter, dated the date of delivery thereof, of PricewaterhouseCoopers LLP (and the independent accountants of any subsidiary of MidAmerican or of any business acquired by MidAmerican for which financial statements and financial data are included or incorporated by reference in the Prospectus) in agreed form with respect to MidAmerican's financial statements and financial data.

              All financial statements and schedules included in material incorporated by reference into the Registration Statement and the Prospectus shall be deemed included in the Registration Statement and the Prospectuses for purposes of this subsection and subsection (a) above.

              (c) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to the Delivery Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

              (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a pro spective change in the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures, taken as a whole, which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with comple tion of the public offering or the sale of and payment for the Securities; (ii) any down grading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency on the financial markets makes it impracticable or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities.

              (e) The Representatives shall have received an opinion, dated the Delivery Date, of Steven A. McArthur, Executive Vice President and General Counsel of the Company, to the effect that:

              (i) Each of the Company, the Subsidiaries and the Joint Ventures has been duly organized and is validly existing and, if applicable, in good standing under the laws of its respective jurisdiction of organization and each of the Company, the Subsidiaries and the Joint Ventures has the power and authority to own, lease and operate its respective properties and to conduct its businesses as described in the Prospectus;

              (ii) Each of the Company, the Subsidiaries and the Joint Ventures is duly registered or qualified to do business and (to the extent applicable) is in good standing as a foreign corporation, a foreign partnership or a foreign limited liability company, as the case may be, in each jurisdiction, domestic or foreign, in which such registration, qualification or good standing is required (whether by reason of the ownership or leasing of property, the conduct of its business or otherwise), except where the failure to so register or qualify or be in good standing is not reasonably likely to have a material adverse effect on the financial condition, business or results of operation of the Company, the Subsid iaries and the Joint Ventures taken as a whole;

              (iii) The Company has the authorized and outstanding capitalization as set forth under the caption "Capitalization" in the Prospectus; to the best knowl edge of such counsel, all the outstanding shares of capital stock of each Subsid iary have been duly and validly authorized and issued and are fully paid and nonassessable; and to the best knowledge of such counsel, except as otherwise set forth in Schedule B attached hereto or disclosed in or contemplated by the Prospectus, all outstanding shares of capital stock of each Subsidiary are owned beneficially by the Company free and clear of any material claims, liens, encumbrances and security interests; and to the best knowledge of such counsel, all of the partnership interests in the Joint Ventures owned by the Company (as reflected in Schedule C attached hereto) have been duly and validly authorized and issued, and, except as otherwise disclosed in or contemplated by the Pro spectus, are owned beneficially by the Company free and clear of any material claims, liens, encumbrances and security interests;

              (iv) Each of the Base Indenture and the Second Supplemental Indenture and the MidAmerican Merger Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency (involving, without limitation, all laws relating to fraudulent trans fers), reorganization or other laws relating to or affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

              (v) The Securities have been validly authorized by the Company, and, assuming due authentication by the Trustee, when issued and delivered as contemplated by the Indenture upon payment therefor as provided in this Agreement, will be validly issued and outstanding, and will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency (involving, without limitation, all laws relating to fraudulent transfers), reorganization or other laws relating to or affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

              (vi) The statements in the Prospectus under the captions "Description of the Securities" and "Description of Debt Securities," insofar as they purport to summarize the provisions of the Indenture and the Securities, fairly summarized such provisions in all material respects.

              (vii) To such counsel's knowledge, except as otherwise disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment;

              (viii) To such counsel's knowledge, there are no contracts, agreements or understandings which have not been satisfied or waived between the Compa ny and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include any such securities in the securities registered pursuant to the Registra tion Statement or in any securities being registered pursuant to any other regis tration statement filed by the Company under the Act;

              (ix) Except as disclosed in or contemplated by the Prospectus, each of the Company, the Subsidiaries and the Joint Ventures has good and valid title to, or valid and enforceable leasehold or contractual interests in, all real prop erties and all other properties and assets owned or leased by each of them that are material to the business of each such entity, in each case free from all liens, encumbrances, and defects that would materially interfere with the use made or to be made thereof by them;

              (x) To such counsel's knowledge, there is no legal or governmental action, suit or proceeding before any court, governmental agency, body or authority, domestic or foreign, now pending, threatened against, or involving, the Company, any Subsidiary or any Joint Venture (i) of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Registration Statement or (ii) that, if determined adversely to the Company, any Subsidiary or any Joint Venture, is reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole or on the ability of the Company to perform its obligations under this Agreement, the Indenture or the Securities;

              (xi) To such counsel's knowledge, the Company, each Subsidiary and each Joint Venture (i) has obtained each license, permit, certificate, franchise or other governmental authorization which is material to the ownership of their properties or to the conduct of their businesses as described in the Prospectuses and (ii) is in compliance with all terms and conditions of such license, permit, certificate, franchise or other governmental authorization, except (x) in either case where the failure to do so is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, (y) permits, consents and approvals that may be required for future drilling or operating activities which are ordinarily deemed to be ministerial in nature and which are anticipated to be obtained in the ordinary course and (z) permits, consents and approvals for developmental or construction activities which have not yet been obtained but which have been or will be applied for in the course of development or construction and which are anticipated to be obtained in the ordinary course;

              (xii) The Company has all requisite corporate power and authority to enter into this Agreement, the MidAmerican Merger Agreement, the Base Indenture and the Second Supplemental Indenture, to issue the Securities and to consummate the transactions contemplated by this Agreement, the Indenture, the Securities and the MidAmerican Merger Agreement;

              (xiii) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated by reference therein as permitted by the Rules and Regulations;

              (xiv) This Agreement has been duly authorized, executed and delivered by the Company;

              (xv) (A) The execution, delivery and performance of this Agreement, the MidAmerican Merger Agreement, the Indenture, the issuance and sale of the Securities and the use of proceeds of the Securities as designated in the Prospectus do not and will not (i) conflict with the corporate charter or by-laws or partnership agreement of the Company, any Subsidiary or any Joint Venture, (ii) to the best knowledge of such counsel (except as contemplated by the Indenture), conflict with, result in the creation or imposition of any lien, charge or other encumbrance upon any asset of the Company, any Subsidiary or any Joint Venture pursuant to the terms of, or constitute a breach of, or default under, any agreement, indenture or other instrument to which the Company, any Subsidiary or any Joint Venture is a party or by which the Company, any Subsidiary or any Joint Venture is bound or to which any of the properties of the Company, any Subsidiary or any Joint Venture is subject, or (iii) to the best knowledge of such counsel, result in a violation of any statute, rule, regulation, order, judgment or decree of any court or governmental agency, body or au thority having jurisdiction over the Company, any Subsidiary or any Joint Venture or any of their properties where any such conflict, encumbrance, breach, default or violation under clauses (ii) or (iii), individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, its Subsidiaries and the Joint Ventures taken as a whole; (B) to the knowledge of such counsel, except for (i) the registration of the Securities under the Act and the qualification of the Indenture under the Trust Indenture Act and (ii) such con sents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Securities, no consent, authorization or order of, or filing or registration by the Company, any Subsidiary or any Joint Venture with, any court, governmental agency or third party is required in connection with the execution, delivery and performance by the Company of this Agreement, the Indenture, the consummation of the transactions contemplated herein and therein, and the issuance, distribution and sale of the Securities as contemplated herein and therein, the failure to obtain which, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, or on the Securities or the ability of the Company to perform its obligations under this Agreement, the Indenture and the Securities and (C) the Company has full corporate power and authority to authorize, issue and sell the Securities as contemplated by this Agreement and the Indenture;

              (xvi) The Company is not required to be registered under the Invest ment Company Act of 1940, as amended;

              (xvii) The documents incorporated by reference in the Prospectus and any further amendments or supplements to any such incorporated document made by the Company prior to the Delivery Date (other than the financial statements, related schedules and other financial and statistical information contained therein or omitted therefrom as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appear on their face to have been appropriately responsive in all material respects to the applicable requirements of the Act or the Exchange Act, as the case may be, and the Rules and Regulations of the Commission thereunder; and

              (f) The Company shall have furnished to the Representatives the opinion of Willkie Farr & Gallagher, special counsel to the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

              (i) The Company has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and the Company has the corporate power and authority to own, lease and operate its properties and to conduct its businesses as described in the Prospectus;

              (ii) Such counsel has been advised by the Commission that the Registration Statement has been declared effective under the Act; the Prospectus has been filed with the Commission pursuant to the appropriate subparagraph of Rule 424(b) of the Rules and Regulations; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration State ment has been issued and no proceeding for that purpose is pending or threatened by the Commission;

              (iii) The Registration Statement, as of its effective date, the Registra tion Statement and the Prospectus, as of the date of this Agreement, and any further amendments or supplements thereto made by the Company prior to the Delivery Date (in each case, other than the financial statements, related schedules, other financial and statistical information contained therein or omitted therefrom as to which such counsel need express no opinion) as of their effective dates, appear on their face to have been appropriately responsive in all material respects to the applicable requirements of the Act, the Exchange Act and the Rules and Regulations;

              (iv) Each of the Base Indenture and the Second Supplemental Indenture has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization or other similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

              (v) The Securities have been validly authorized by the Company, and, upon payment therefor as provided in this Agreement, will be validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization or other similar laws relating to or affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

              (vi) To such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated by reference therein as permitted by the Rules and Regulations;

              (vii) This Agreement has been duly authorized, executed and delivered by the Company; and

              (viii) No consent, authorization, order of, or filing or registration by the Company with, any United States governmental authority or body having jurisdiction over the Company is necessary or required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities or in connection with the issuance and sale of the Securities hereunder or thereunder, except as may be required under applicable federal, state or foreign securities laws or blue sky laws in connection with the purchase and distribution of the Securities.

              (g) In the rendering of the opinions described in Section 7(e) and Section 7(f) above, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware and (ii) rely, to the extent they deem proper, in respect of matters of fact, upon certificates and representations of officers of the Company, the Subsidiaries or the Joint Ventures and public officials. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that (i) such counsel (in the case of Willkie Farr & Gallagher, such counsel may state that they have acted as special counsel to the Company for purposes of the offering of the Securities) have participated in conferences with representatives of the Company, some of which have been attended by the Underwriters and their counsel, at which conferences the contents of the Registration Statement, the Prospectus, each amendment thereof and supplement thereto and related matters were discussed, although such counsel has not independently checked or verified and is not passing upon and assumes no responsibility for the factual accuracy, completeness or fairness of the statements (except to the extent set forth in the opinion of such counsel) contained in the Registra tion Statement, the Prospectus, any amendment thereof or supplement thereto, and did not participate in the preparation of the documents incorporated by reference in the Registration Statement and (ii) based on the foregoing, no facts have come to the atten tion of such counsel which cause them to believe that (except for the financial state ments, related schedules and other financial and statistical information contained therein or omitted therefrom as to all of which such counsel need not express any belief) (I) the Registration Statement, as of its effective date and as of the date of this Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as amended and supplemented as of the date of this Agreement or the Delivery Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II), in the case of the General Counsel of the Company, any document incorporated by reference in the Prospectus or any further amendment or supplement to such incorporated document made by the Company prior to the Delivery Date when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement that became effective under the Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein, in the light of the circumstances under which they were made, or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (h) The Representatives shall have received from Skadden, Arps, Slate Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Securities, the Regis tration Statement, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

              (i) The Representatives shall have received a certificate, dated the Delivery Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the Company in this Agreement are true and correct in all material respects, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole except as set forth in or contemplated by the Prospectuses or as described in such certificate.

              (j) The Representatives shall have received letters, dated the Delivery Date, of Deloitte & Touche LLP and such other independent accountants for subsidiaries and acquired businesses which meet the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Delivery Date for the purposes of this subsection.

              (k) The Representatives shall have received letters, dated the Delivery Date, of PricewaterhouseCoopers LLP and such other independent accountants for subsidiaries and acquired businesses which meet the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Delivery Date for the purposes of this subsection.

              (l) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus (i) except as disclosed in the Prospectus, there shall have been no material adverse change, or a development which is reasonably likely to lead to a material adverse change, in the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole and (ii) except as disclosed in the Prospectus, there shall not have been any transactions entered into by the Company, the Subsidiaries or any Joint Venture, other than those in the ordinary course of business, which are material and adverse to the Company, the Subsidiaries and the Joint Ventures taken as a whole, and which, in the judgment of the Representatives, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

              All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed in compliance with the provisions hereof only if they are in the form and substance reasonably satisfactorily to counsel for the Underwriters.

         8. Indemnification and Contribution.

              (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or in any amendment or supplement thereto, or in any related preliminary prospectus or preliminary prospectus supplement, (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, any material fact required to be stated therein or necessary to make the statements therein (with respect to any prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading, and shall reimburse each Underwriter and each officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or preliminary prospectus supplement, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; provided, that, with respect to any untrue statement or omission in the Preliminary Prospectus Supplement dated September 9, 1998 (the "Preliminary Prospectus"), this indemnity agreement shall not inure to the benefit of any Underwriter, or its officers, employees or controlling persons, on account of any loss, claim, damage, liability or action arising from the sale of any Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus and the Prospectus was made available to the Underwriters prior to the sale of the Securities. For purposes of the last proviso to the immediately preceding sentence, the term

    "Prospectus" shall not be deemed to include the documents incorporated by reference therein, and no Under writer shall be obligated to send or give any supplement or amendment to any document incorporated by reference in the Preliminary Prospectus or Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor.

              (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Act, from and against any loss claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained
    (A) in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement or (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any related preliminary prospectus or preliminary prospectus supplement, any material fact required to be stated therein or necessary to make the statements therein (with respect to any prospectus or prospectus supplement, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of such Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

              (c) Promptly after receipt by an indemnified party under this
    Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
    Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
    Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or, if in the writ ten opinion of counsel to either the Company or the Representatives, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between the Representatives and those Underwriters, officers, employees, directors and controlling persons and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

              (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or
    (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the amount of Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 11(d) are several in proportion to their respective underwriting obligations and not joint.

              (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriters set forth on the cover page concerning the terms of the offering by the Underwriters and the information relating to over-allotments and stabilizing in paragraphs 7, 8, 9 and 10 in the section "Underwriting" in the Prospectus constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         9. Defaulting Underwriters.

         If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the principal amount of the Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule A hereto bears to the aggregate principal amount of the Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule A hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on the Delivery Date if the aggregate principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the aggregate principal amount of the Securities to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the aggregate principal amount of the Securities which it agreed to purchase on the Delivery Date pursuant to the terms of
Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the aggregate principal amount of the Securities to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule A hereto who, pursuant to this Section 9, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 7(d) or 7(l), shall have occurred or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

         11. Reimbursement of Underwriters' Expenses. If the Company shall fail to tender the Securities for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any material agreement on its part to be performed, or because any other material condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities in excess of $250,000, and upon demand the Company shall pay the full amount thereof to the Representatives; provided, however, that in no event shall such amount exceed $100,000. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

              (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010, Attention: Investment Banking Department/Transaction Advisory Group (Fax: (212) 325-8278);

              (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel (Fax: (402) 231-1658);

              provided, however, that any notice to an Underwriter pursuant to
    Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by CSFB on behalf of the Representatives.

         13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of
Section 15 of the Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of

Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this
Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         15. Definition of the Term "Business Day". For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

         16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

         Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

         17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                            Very truly yours,

                                            CALENERGY COMPANY, INC.

                                            By: /s/ Steven A. McArthur
                                                Name: Steven A. McArthur
                                                Title: Executive Vice President

Accepted:

CREDIT SUISSE FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.


For themselves and as Representatives
of the several Underwriters named
in Schedule A hereto

     By CREDIT SUISSE FIRST BOSTON CORPORATION

     By: /s/ Adebayo Ogunlesi
         Name: Adebayo Ogunlesi
         Title: Managing Director
                Authorized Representative

                                   SCHEDULE A

                        Principal      Principal      Principal      Principal
                        Amount of      Amount of      Amount of      Amount of
Underwriters            2003 Notes     2005 Notes     2008 Notes     Bonds
------------            ----------     ----------     ----------     -----
Credit Suisse First
  Boston Corporation   $124,700,000   $150,800,000   $261,000,000   $275,500,000
Lehman Brothers Inc.     70,950,000     85,800,000    148,500,000    156,750,000
Goldman, Sachs & Co.     19,350,000     23,400,000     40,500,000     42,750,000
                       ------------   ============   ============   ============
   Total               $215,000,000   $260,000,000   $450,000,000   $475,000,000
                       ============   ============   ============   ============

                                   SCHEDULE B

                                  Subsidiaries


Coso Funding Corp.+
Incorporated in Delaware

Coso Hotsprings Intermountain Power, Inc. +
Incorporated in Delaware

China Lake Operating Company +
Incorporated in Delaware

Coso Technology Corporation +
Incorporated in Delaware

China Lake Geothermal Management Company +
Incorporated in Delaware

China Lake Plant Services, Inc. +
Incorporated in California

Coso Hotsprings Overland Power, Inc.+
Incorporated in Delaware

CE Geothermal, Inc.
Incorporated in Delaware

Western States Geothermal Company
Incorporated in Delaware

Intermountain Geothermal Company
Incorporated in Delaware

CalEnergy Development Corporation
Incorporated in Delaware

California Energy Yuma Corporation
Incorporated in Utah

California Energy General Corporation
Incorporated in Delaware

Rose Valley Properties, Inc.
Incorporated in Delaware

CalEnergy Minerals, LLC
Incorporated in Delaware

CBE Engineering Co.
Incorporated in California

CE Exploration Company
Incorporated in Delaware

CE Newberry, Inc.
Incorporated in Delaware

CE International Investments Inc.
Incorporated in Delaware

CE Philippines Ltd.
Incorporated in Bermuda

CE Mahanagdong Ltd.
Incorporated in Bermuda

Ormoc Cebu Ltd.
Incorporated in Bermuda

CE Cebu Geothermal Power Company, Inc.+
Incorporated in the Philippines

CE Indonesia Ltd.+
Incorporated in Bermuda

CE Casecnan Ltd.
Incorporated in Bermuda

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

CE Singapore Ltd.
Incorporated in Bermuda

CalEnergy International Ltd.
Incorporated in Bermuda

CE Bali, Ltd.
Incorporated in Bermuda

CE Casecnan Water and Energy Company, Inc.+
Incorporated in the Philippines
Capital Stock:  Owned 35% by CE Casecnan Ltd.,
35% by Kiewit Energy International (Bermuda) Ltd.,
15% by La Prairie Group Contractors (International) Ltd and
15% by San Lorenzo Ruiz Builders & Developers Group, Inc.

Magma Power Company+
Incorporated in Nevada

CalEnergy Operating Corporation+
Incorporated in Delaware

Salton Sea Power Company+
Incorporated in Nevada

Vulcan Power Company+
Incorporated in Nevada

Imperial Magma+
Incorporated in Nevada

Magma Land Company I+
Incorporated in Nevada

Desert Valley Company+
Incorporated in California

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

Fish Lake Power Company+
Incorporated in Delaware

Magma Netherlands B.V.+
Formed in the Netherlands

Tongonan Power Investment, Inc.+
Incorporated in the Philippines

Salton Sea Funding Corporation +
Incorporated in Delaware

Salton Sea Royalty Company+
Incorporated in Delaware

CE Asia Ltd.+
Incorporated In Bermuda

American Pacific Finance Company
Incorporated in Delaware

CalEnergy International Services, Inc.
Incorporated in Delaware

CalEnergy Imperial Valley Company, Inc.
Incorporated in Delaware

California Energy Retail Company, Inc.
Incorporated in Delaware

CE Humboldt, Inc.
Incorporated in Delaware

CE Ijen Ltd.
Incorporated in Bermuda

Magma Generating Company I

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

Incorporated in Nevada

Magma Generating Company II
Incorporated in Nevada

Peak Power Corporation
Incorporated in California

CE Luzon Geothermal Power Company, Inc.+
Incorporated in the Philippines
Capital Stock: Owned 50% by CE Mahanagdong Ltd.;
50% by Kiewit Energy International (Bermuda) Ltd.;
an industrial company has the right to acquire 10%
of the equity - 5% from CE Mahanagdong Ltd. and 5% from Kiewit Energy International (Bermuda) Ltd.

Himpurna California Energy Ltd.+
Incorporated in Bermuda
Capital Stock: Owned 47% by CE Indonesia Ltd.;
47% by Kiewit Energy International (Bermuda) Ltd., and 6% by P.T. Himpurna Enersindo Abadi; ("Himpurna"). Himpurna has assigned the right to certain preferred dividends representing a 4% interest in Himpurna
California Energy Ltd., under the Joint Operating Contract, Pertamina has certain rights to acquire up to a 25% interest in the Joint Operating Contract, but not under the Energy Sales Contract

Patuha Power, Ltd.+
Incorporated in Bermuda
Capital Stock: Owned 44% by CE Singapore Ltd., and 44% by Kiewit Energy International (Bermuda) Ltd.;
and 12% by Mahaka Energy; under the Joint
Operating Contract, Pertamina has certain rights to acquire up to a 25% interest in the Joint Operating Contract, but not under the Energy Sales Agreement

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

Bali Energy Ltd.+
Incorporated in Bermuda
Capital Stock:  Owned 50% by CE Bali Ltd. and
50% by Kiewit Energy International (Bermuda) Ltd.
P.T. Pandanwangi Sekartji has the right to acquire up to 40% of the equity in Bali Energy Ltd.

Norming Investments BV+
Incorporated in the Netherlands

BN Geothermal Inc.+
Incorporated in Delaware

Conejo Energy Company+
Incorporated in California

Niguel Energy Company+
Incorporated in California

San Felipe Energy Company+
Incorporated in California

CE/FS Holding Company, Inc.
Incorporated in Delaware

Falcon Seaboard Power Corporation
Incorporated in Texas

Falcon Seaboard Resources, Inc.
Incorporated in Texas

Falcon Seaboard Energy Corporation
Incorporated in Texas

Falcon Seaboard Gas Company
Incorporated in Texas

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

Falcon Seaboard Oil Company
Incorporated in Texas

Falcon Seaboard Pipeline Corporation
Incorporated in Texas

Big Spring Pipeline Company
Incorporated in Texas

Falcon Power Operating Company
Incorporated in Texas

Power Resources, Inc.+
Incorporated in Texas

North Country Gas Pipeline Corporation +
Incorporated in New York
Owned by Saranac Power Partners, L.P.

Saranac Energy Company, Inc.+
Incorporated in Delaware

SECI Holdings, Inc.+
Incorporated in Delaware

Northern Consolidated Power, Inc. +
Incorporated in Delaware

NorCon Holdings, Inc.
Incorporated in Delaware

CE Electric, Inc.
Incorporated in Delaware

CE Power, Inc.
Incorporated in Delaware

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

CE Electric UK plc +
Incorporated in England
Capital Stock: Owned by CE Electric UK Holdings

American Pacific Finance Company II +
Incorporated in Delaware
Capital Stock:  Owned 50% by CalEnergy Company, Inc. and
50% by Kiewit Energy Company

CE Indonesia Geothermal, Inc.
Incorporated in Delaware

Slupo I B.V.+
Incorporated in Netherlands
Owned 50%  by CE Asia Ltd. and 50% by Kiewit
Energy International (Bermuda) Limited

CE Indonesia Funding Corp. +
Incorporated in Delaware
Owned 50% by Himpurna California Energy Ltd.
and 50% by Patuha Power, Ltd.

Gilbert/CBE Indonesia L.L.C.
Organized in Nebraska
Owned 60% Gilbert Industrial Corporation and 40% CBE Engineering Co.

Northern Electric plc+
Incorporated in England and Wales
Owned by CE Electric UK plc.

Northern Electric Generation (NPL) Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

Northern Electric Supply Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

Northern Electric Share Scheme Trustee Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

Northern Transport Finance Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

Northern Electric Retail Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

Northern Electric Properties Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

Northern Electric Distribution Limited
Incorporated in England and Wales
Owned by Northern Electric plc.

Gas UK Limited+
Incorporated in England and Wales
Owned by Northern Electric plc.

Northern Electric (Overseas Holdings) Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

Northern Electric Generation (CPS) Limited +
Incorporated in England and Wales
Owned indirectly by Northern Electric plc.

Kings Road Developments Limited+
Incorporated in England and Wales
Owned 48% by Northern Electric plc., 26% by Cussins Homes and 26% by Bellway Homes.

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

Ryhope Road Developments Ltd. +
Incorporated in England and Wales
Owned 49% by Northern Electric Properties Ltd. and
51% by Bowey Group Limited

Stamfordham Road Developments Ltd.+
Incorporated in England and Wales
Owned 49% by Northern Electric Properties Ltd. and
51% by Cussins Commercial Development Ltd.

Northern Electric Generation (TPL) Limited +
Incorporated in England and Wales
Owned indirectly by Northern Electric plc.

Northern Electric Generation Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

Northern Electric Insurance Services Limited +
Incorporated in England and Wales
Owned indirectly by Northern Electric plc.

Northern Metering Services Limited +
Incorporated in Isle of Man
Owned indirectly by Northern Electric plc.

CalEnergy Gas (UK) Limited +
Incorporated in England and Wales
Owned indirectly by Northern Electric plc.

Northern Electric Generation (Peaking) Limited +
Incorporated in England and Wales
Owned indirectly by Northern Electric plc.

Northern Electric Training Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

Northern Electric Transport Limited +
Incorporated in England and
Wales Owned by Northern Electric plc.

Northern Information Systems Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

Northern Utility Services Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

Viking Power Ltd.+
Incorporated in England and Wales
Capital Stock: Owned 50% by Northern Electric Generation Limited and 50% by Rolls-Royce Power Ventures Limited

Northern Electric Finance plc. +
Incorporated in England and Wales
Owned indirectly by Northern Electric plc.

Northgas Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

Northern Tracing & Collection Services Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

Northern Electric Telecom Limited +
Incorporated in England and Wales
Owned by Northern Electric plc.

CE Electric UK Holdings +
Incorporated in England
Capital Stock: Owned 35% by CE Power, Inc., 35% by CE Electric Inc. and 30% by Kiewit Energy UK, Inc.

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

CalEnergy Gas (Polska)
*Polish limited liability company
Owned indirectly by Northern Electric plc.

CalEnergy Capital Trust I
Formed under the laws of Delaware

CalEnergy Capital Trust II
Formed under the laws of Delaware

CalEnergy Capital Trust III
Formed under the laws of Delaware

CalEnergy Capital Trust IV
Formed under the laws of Delaware

CalEnergy Capital Trust V
Formed under the laws of Delaware

CalEnergy Capital Trust VI
Formed under the laws of Delaware

Aurora 2000, LLC+
Incorporated in Delaware

CalEnergy Development Company
Incorporated in Delaware

CalEnergy International, Inc.
Incorporated in Delaware

CE Aurora I, Inc.+
Incorporated in Delaware

CE Salton Sea Inc.+
Incorporated in Delaware

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

CE Turbo LLC+
Incorporated in Delaware

Kiewit Energy Company+
Incorporated in Delaware

Kiewit Energy Pacific Holdings Corp.+
Incorporated in Delaware

Kiewit Energy U.K. Inc.+
Incorporated in Delaware

Maverick Reincorporation Sub, Inc.+
Incorporated in Iowa

MAVH Inc.+
Incorporated in Iowa

Northern Aurora, Inc.+
Incorporated in Delaware

Salton Sea Minerals Corp.+
Incorporated in Delaware

Salton Sea Power L.L.C.+
Incorporated in Delaware

Kiewit Energy International (Bermuda) Ltd.+
Incorporated in Bermuda

Polska Power Sp.z.o.o.+
Incorporated in Poland

CalEnergy Europe Limited+
Incorporated in the United Kingdom

CalEnergy Gas (Pipelines) Limited+

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

Incorporated in the United Kingdom

CE Electric UK Funding Company+
Incorporated in the United Kingdom

Neptune Power Ltd.+
Incorporated in the United Kingdom

Northern Aurora Limited (f/k/a/ Aurora 2000+Limited)
Incorporated in the United Kingdom

Northern Electric & Gas Limited+
Incorporated in the United Kingdom

Northern Electric Investments Limited+
Incorporated in the United Kingdom

Seal Sands Network Limited+
Incorporated in the United Kingdom

Teesside Power Limited+
Incorporated in the United Kingdom

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

                                   SCHEDULE C

                                 Joint Ventures

Coso Energy Developers (CED)+
Formed in California
General Partnership:  48% CHIP; 52% Caithness Coso
Holdings, L.P.

Coso Finance Partners+
Formed in California
General Partnership: 46.3% owned by CLOC; 53.7% owned by ESCA I, L.P.

Coso Power Developers (CPD)+
Formed in California
General Partnership:  50% owned by CTC; 50% by
Caithness Navy II

Coso Transmission Line Partners+
Formed in California
General Partnership:  Owned 50% by CED; 50% by CPD

Vulcan/BN Geothermal Power Company+
Formed in Nevada
Partnership Interests:  Vulcan Power Company 50%
General Partner; BN Geothermal, Inc. 50% General
Partner

Del Ranch, L.P.+
Formed in California
Partnership Interests:  Magma Power Company 10%
Limited Partner; CalEnergy Operating Company 40% General Partner; Conejo Energy Company 10% Limited Partner and 40% General Partner

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

Elmore, L.P.+
Formed in California
Partnership Interests:  Magma Power Company 10%
Limited Partner; CalEnergy Operating Company 40% General Partner; Niguel Energy Company 10% Limited Partner and 40% General Partner

Leathers, L.P.+
Formed in California
Partnership Interests:  Magma Power Company 10%
Limited Partner; CalEnergy Operating Company 40% General Partner; San Felipe Energy Company 10% Limited Partner and 40% General Partner

Salton Sea Brine Processing L.P.+
Limited Partnership Formed in California

Salton Sea Power Generation L.P.+
Limited Partnership Formed in California

Visayas Geothermal Power Company+
Partnership Formed in the Philippines

Yuma Cogeneration Associates+
Formed in Utah

Alto Peak Power Company
Formed in the Philippines

China Lake Joint Venture
Formed in California
Owned 50% by CalEnergy Company and
50% by Caithness Geothermal 1980 Ltd.

Coso Finance Partners II
Formed in California

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Owned 50% by China Lake Geothermal Management Co., an affiliate of CalEnergy Company, Inc. and 50% by ESCA II, L.P.

Coso Land Company
Formed in California
Owned 50% by CalEnergy Company and
50% by Caithness Geothermal 1980 Ltd.

Gilbert/CBE L.P.
Limited partnership formed in Nebraska
Partnership Interests: 20% CBE Engineering Co. and
80% Gilbert Industrial Corporation

Saranac Power Partners, L.P.+
Limited partnership formed in Delaware
Partnership Interests: 80% Saranac Energy Company, Inc. and 20% affiliates of Tomen Power Corporation

NorCon Power Partners, L.P.+
Limited partnership formed in Delaware
Partnership Interests: 80% Northern Consolidated Power, Inc. and 20% affiliates of Tomen Power Corporation

-------------------
+ Indicates stock or partnership interests that are and at the Delivery Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.